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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 2, 2002
Date of earliest event reported: August 1, 2002

GREAT LAKES CHEMICAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-6450 (Commission File Number)	95-1765035 (IRS Employer Identification No.)
500 East 96th Street, Suite 500 Indianapolis, Indiana 46240 (Address of Principal Executive Offices, including Zip Code)
(317) 715-3000 (Registrant's Telephone Number, including Area Code)
Not Applicable (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On August 1, 2002, Great Lakes Chemical Corporation submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the Securities and Exchange Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 No. 4-460.

Item 7. Financial Statements and Exhibits

  c)
  Exhibits

  99.1
  Statement Under Oath of Mark P. Bulriss, Principal Executive Officer of Great Lakes Chemical Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 1, 2002.

  99.2
  Statement Under Oath of John J. Gallagher III, Principal Financial Officer of Great Lakes Chemical Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 1, 2002.

  99.3
  Press Release dated August 1, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2002	GREAT LAKES CHEMICAL CORPORATION
/s/ WILLIAM L. SHERWOOD By: William L. Sherwood Its: Vice President and Corporate Controller

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES